Exhibit 10.1

ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 5, 2014, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 6 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Deleted Definition.  The following definition in Section 1.01 of the Credit Agreement shall be and it hereby is deleted:

“Antero Midstream” means a company to be formed prior to the consummation of the Qualified IPO, all of whose outstanding Equity Interests (other than the Midstream Special Interests) will be held by Borrower.

1.2                               Additional Definitions.  The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Eleventh Amendment Effective Date” means May 5, 2014.

“Midstream Loan Documents” means the Loan Documents under and as defined in the Midstream Operating Credit Agreement.

“Midstream Obligations” means the Obligations under and as defined in the Midstream Operating Credit Agreement.

“MLP Party” means, at any time on or after the consummation of the Midstream Qualified IPO, Antero Midstream and each of its Subsidiaries, and collectively, the “MLP Parties”.

1.3                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Capital Call Amount” means, with respect to any fiscal quarter, the net proceeds (after giving effect to underwriting discounts and the deduction of commissions and offering expenses) from the issuance of Equity Interests of Antero paid in cash, by wire transfer or otherwise, received within thirty (30) days after the end of such fiscal quarter.

“Consolidated Current Assets” means, as of any date of determination, the total of (i) the Consolidated current assets of Borrower (excluding assets of any Consolidated Subsidiaries that are not Credit Parties), determined in accordance with GAAP as of such date and calculated on a Consolidated basis, plus, the Aggregate Unused Commitment as of such date (assuming that for purposes of this clause only, when calculating the Aggregate Unused Commitment as of any date of determination, each Lender’s Commitment shall equal such Lender’s Applicable Percentage of the Borrowing Base then in effect), plus, any Capital Call Amount and (ii) less any non-cash assets required to be included in Consolidated current assets of Borrower as a result of the application of Accounting Standards Codification Sections 718-10, 815-10 and 410-20 (as successors to FASB Statement 123, 123R, 133 or 143) as of such date.

“Consolidated Net Income” means for any period, the Consolidated net income (or loss) of Holdings and its Consolidated Subsidiaries that are Credit Parties, determined in accordance with GAAP; provided that there shall be excluded (a) any gain or loss from the sale of assets other than in the ordinary course of business, (b) any non-cash income, gains, losses or charges resulting from the application of Accounting Standards Codification Sections 718-10, 815-10 and 410-20 (as successors to FASB Statement 123, 123R, 133 or 143), (c) the income (or deficit) of any Person accrued prior to the date it becomes a Credit Party, or is merged into or consolidated with a Borrower or any of its Restricted Subsidiaries, as applicable, (d) the income (or deficit) of any Person in which any other Person (other than the Borrower or any Credit Party) has an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Credit Parties during such period (which amount will be included in the calculation of Consolidated Net Income) regardless of the amount of income (or deficit) of such Person for such period and (e) the undistributed earnings of any Consolidated Subsidiary of Holdings, to the extent that the declaration or payment of dividends or similar distributions by such Consolidated Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or by any law applicable to such Consolidated Subsidiary.

“Maturity Date” means May 5, 2019.

“Maximum Facility Amount” means $3,500,000,000.

“Midstream Operating” means Antero Midstream LLC, a Delaware limited liability company (f/k/a Antero Resources Midstream Operating LLC).

“Midstream Qualified IPO” means an underwritten public offering pursuant to a registration statement under the Securities Act that results in aggregate gross cash proceeds to Antero Midstream of at least $400 million (before underwriting discounts and commissions and offering expenses).

“Unrestricted Subsidiary” means (a) any Subsidiary that shall be designated an Unrestricted Subsidiary by the Board of Directors of any Borrower in the manner provided below and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of any Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries at the time of such designation or at any time thereafter (i) is a Material Domestic Subsidiary, (ii) owns or operates any Oil and Gas Interests included in the Borrowing Base Properties, or (iii) guarantees, or is a primary obligor of, any indebtedness, liabilities, or other obligations under any now existing or hereafter outstanding Senior Notes (or any Permitted Refinancing thereof).  Notwithstanding anything to the contrary herein, upon the consummation of (A) the Disposition of Midstream Operating in accordance with Section 7.05(l) and (B) the Midstream Qualified IPO, each of the MLP Parties, including Midstream Operating, shall be an Unrestricted Subsidiary.

1.4                               Loan Increase. Section 2.03 of the Credit Agreement shall be and it hereby is amended by inserting “(a)” at the beginning of the existing subsection and adding the following at the end of such subsection as new clause (b):

(b)                                 On the date the Midstream Qualified IPO is consummated, to the extent the cash proceeds of the Midstream Qualified IPO (after giving effect to underwriting discounts and the deduction of commissions and offering expenses) are insufficient to repay in full all of the then outstanding Midstream Obligations (other than (i) obligations under the Midstream Loan Documents (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of the Midstream Operating Credit Agreement, and (ii) to the extent not paid on the date the Midstream Qualified IPO is consummated, fees and expenses of counsel to the Midstream Operating Agent), each Lender shall be deemed to have made a Loan to Borrower in the amount of such Lenders Applicable Percentage of the outstanding principal balance of the

Midstream Obligations after giving effect to the application of such cash proceeds of the Midstream Qualified IPO and the Borrower shall be deemed to have repaid such outstanding Midstream Obligations with the proceeds of such Loans; provided that no Lender shall be required to make any Loan that would exceed such Lender’s Commitment.

1.5                               Letter of Credit Sublimit.  The last sentence of Section 2.06(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $500,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment.

1.6                               Reductions for Senior Notes Issuance.  Section 3.06 of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

Section 3.06                            Additional Reductions in Borrowing Base.  Unless otherwise waived in writing by the Required Lenders, upon the issuance of any Senior Notes by any Credit Party in accordance with Section 7.01(h) (other than any Permitted Refinancing that extends, refinances, renews, replaces, defeases or refunds existing Senior Notes), the Borrowing Base then in effect shall automatically be reduced by $250 for each $1,000 in stated principal amount of such Senior Notes on the date such Senior Notes are issued; provided that no such reduction shall be required with respect to any Senior Notes in a stated principal amount of up to $1,000,000,000 issued from and including the Eleventh Amendment Effective Date to but excluding the next Scheduled Redetermination of the Borrowing Base.

1.7                               Change of Organization.  Clause (h) of Section 6.02 of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

(h)                                 at least twenty (20) Business Days prior to any changes of any Credit Party’s type of organization or state of formation under the Uniform Commercial Code (or such shorter period as permitted by the Administrative Agent in its discretion).

1.8                               Amended Dispositions.  Section 7.05 of the Credit Agreement shall be and it hereby is amended by deleting the “or” at the end of clause (h) and by deleting the “and” at the end of clause (i), and clauses (j) and (k) shall be and hereby are amended and restated in their entirety as follows:

(j)                                          the Disposition of any or all of the Midstream Special Interests on or before the consummation of a Midstream Qualified IPO; provided that (i) at the time of and immediately after giving effect to such Disposition, no Default shall have occurred and be continuing, (ii) prior to the consummation of such Disposition, (A) the Borrower and Midstream Operating shall have entered into long term midstream contracts and service contracts between Borrower and Midstream Operating, in each case, on terms and conditions reasonably satisfactory to the Required Lenders, and (B) Borrower shall have entered into an agreement with the Administrative Agent collaterally assigning to the Administrative Agent all of Borrower’s rights, title and interest in such midstream contracts and service contracts, and (iii) at any time upon the request of the Administrative Agent or any Lender, Borrower shall provide to the Administrative Agent or such Lender executed copies of the documents entered into or related to such Disposition;

(k)                                        the Disposition of Equity Interests in Antero Midstream in connection with and after the consummation of the Midstream Qualified IPO;

1.9                               Additional Dispositions.  Section 7.05 of the Credit Agreement shall be and it hereby is amended by adding the following to the end of such section as the new clauses (l) and (m):

(l)                                    the Disposition by Antero of all of the Equity Interests in Midstream Operating to Antero Midstream immediately prior to the consummation of the Midstream Qualified IPO; provided that (i) at the time of such Disposition, no Default shall have occurred and be continuing or would be caused thereby, and (ii) the Borrower shall be in compliance on a pro forma basis with the covenant in Section 7.12; and

(m)                               the Disposition of logistics assets and other master limited partnership qualifying assets by Antero or any of its Subsidiaries to any MLP Party in exchange for common and subordinated Equity Interests in Antero Midstream; provided that (i) at the time of such Disposition, no Default shall have occurred and be continuing or would be caused thereby, (ii) on a pro forma basis, the Aggregate Unused Commitment shall not be less than the greater of (A) $200,000,000 and (B) an amount equal to 10% of the Borrowing Base then in effect, and (iii) the Borrower shall be in compliance on a pro forma basis with the covenant in Section 7.12.

1.10                        Investments.  Section 7.07 of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

Section 7.07                            Limitation on Investments and New Businesses.  No Credit Party will, nor will it permit any of its Restricted Subsidiaries to, (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, or (c) make any acquisitions of or capital contributions to or other investments in any Person, other than (i) Permitted Investments, (ii) investments in the Equity Interests of any Restricted

Subsidiary, (iii) investments consisting of the Disposition permitted under Section 7.05(l), (iv) investments in any MLP Party consisting of Dispositions permitted under Section 7.05(m) (v) investments consisting of the proceeds of the Loans permitted under Section 2.03(b) and (vi) cash or cash equivalent investments in any MLP Party after the consummation of the Midstream Qualified IPO; provided that with respect to investments made pursuant to this clause (vi), (A) at the time of each such investment, no Default shall have occurred and be continuing or would be caused thereby, (B) after giving effect to any such investment, the outstanding balance of such investments at any time shall not exceed $150,000,000 and (C) on a pro forma basis, the Aggregate Unused Commitment shall not be less than the greater of (1) $200,000,000 and (2) an amount equal to 10% of the Borrowing Base then in effect.

1.11                        Prohibited Contracts.  The second sentence of Section 7.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

Except as otherwise disclosed on Schedule 4.19, the Credit Parties will not, and will not permit any Restricted Subsidiary to, enter into any “take-or-pay” contract or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it (for the avoidance of doubt, firm transportation contracts entered into in the ordinary course of business shall not constitute prohibited contracts under this Section 7.10).

1.12                        Release of Guarantors.  Section 8 of the Credit Agreement shall be and it hereby is amended by adding the following at the end of such Section:

Section 8.11                            Release of Guarantors.  So long as no Default shall have occurred and be continuing, upon the consummation of (A) the Disposition of Midstream Operating in accordance with Section 7.05(l) and (B) the Midstream Qualified IPO, (a) each of Midstream Operating and Antero Midstream (i) shall be automatically released from its obligations under the Loan Documents except for their respective obligations under the collateral assignments required pursuant to Section 7.05(j) of the Credit Agreement, but including, without limitation, its obligations as a Guarantor under Article VIII of the Credit Agreement and as a Grantor under the Pledge Agreement, and (ii) shall be deemed an Unrestricted Subsidiary for all purposes under the Loan Documents and (b) all Liens on and security interests in the assets of, and the Equity Interests in, each of Midstream Operating and Antero Midstream granted to the Administrative Agent under the Loan Documents (including, without limitation, the Pledge Agreement) shall automatically be released and terminated.

1.13                        Schedule 1.01.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Waiver.  Pursuant to Section 4.1.3(d) of the Pledge Agreement, no Grantor will change its name unless such Grantor shall have given the Administrative Agent not less than twenty (20) Business Days prior written notice of such name change.  By letter dated March 28, 2014, Midstream Operating notified the Administrative Agent of its intention to change its name to Antero Midstream LLC (the “Name Change”).  Midstream Operating has notified the Administrative Agent that the Name Change became effective prior to the date that was 20 Business Days after March 28, 2014.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, the Lenders hereby consent to the Name Change and waive any violation of Section 4.1.3(d) of the Pledge Agreement that may have resulted from the Name Change.  By its signature below, each Credit Party agrees that, except as expressly provided above, nothing herein shall be construed as a continuing waiver of any provision of the Credit Agreement or any other Loan Document.  Nothing contained herein shall obligate the Lenders to grant any additional waiver with respect to Section 4.1.3(d) of the Pledge Agreement or of any provision of the Credit Agreement or any other Loan Document.

SECTION 3.                                       Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Eleventh Amendment Effective Date, the Borrowing Base is $3,000,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement

SECTION 4.                                       New Lenders and Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, (a) permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as an Arranger, in consultation with Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments, (ii) each New Lender’s acquisition of an interest in the Aggregate Commitment, and (iii) the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4.  The increase in each Increasing Lender’s Commitment and the acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such Increasing Lender or New Lender, as the case may be, had executed a Lender Certificate with respect to such increase or acquisition.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 4.

SECTION 5.                                       Amendment of Pledge Agreement.  Clauses (c) and (d) of Section 4.1.3 of the Pledge Agreement shall be and they hereby are amended and restated in their entirety as follows:

(c) not change its type of organization or its state of organization unless such Grantor shall have given Agent not less than twenty (20) Business Days prior written notice of such event in accordance with Section 6.02(h) of the Credit Agreements (or such shorter period as permitted by the Agent in its discretion); and

(d) not change its name unless such Grantor shall have given Agent not less than twenty (20) Business Days prior written notice of such name change (or such shorter period as permitted by the Agent in its discretion).

SECTION 6.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment, the limited waiver contained in Section 2 of this Amendment, the redetermination of the Borrowing Base contained in Section 3 of this Amendment, the increase and reallocation of the Commitments contained in Section 4 of this Amendment and the amendment of the Pledge Agreement contained in Section 5 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 6.

6.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

6.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

6.3                               Fees.  Borrower, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have each received, for its own account and for the account of the Lenders, the fees separately agreed upon in such fee letter

6.4                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

6.5                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 7.                                       Post Closing Covenant.  Within sixty (60) days following the Eleventh Amendment Effective Date (or such longer period as permitted by the Administrative Agent in its sole discretion), Borrower shall deliver to the Administrative Agent (a) Mortgages and title information, in each case, reasonably satisfactory to Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement and (b) amendments to the existing Mortgages, as requested by the Administrative Agent to give effect to the amendments contained herein and otherwise in form and substance satisfactory to the Administrative Agent.

SECTION 8.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

8.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

8.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

8.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

8.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 9.                                       Miscellaneous.

9.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

9.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

9.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

9.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

9.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

9.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

9.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

RESTRICTED SUBSIDIARIES:

ANTERO RESOURCES MIDSTREAM LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

ANTERO MIDSTREAM LLC
(f/k/a Antero Resources Midstream Operating LLC)

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

SIGNATURE PAGE

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Sorokolit
	Name:	Lara Sorokolit
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert James
	Name:	Robert James
	Title:	Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Corporate Banking Officer

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Joseph A. Bliss
	Name:	Joseph A. Bliss
	Title:	Managing Director

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Tyler Smith
	Name:	Tyler Smith
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Managing Director

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Executive Director

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jessica McGuire
	Name:	Jessica McGuire
	Title:	Officer

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Richard C. Butler
	Name:	Richard C. Butler
	Title:	Senior Vice President

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail V. Nofsinger
	Name:	Gail V. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	8.0000000%	$136,000,000
Wells Fargo Bank, N.A.	8.0000000%	$136,000,000
Credit Agricole Corporate and Investment Bank	6.7500000%	$114,750,000
Union Bank, N.A.	6.7500000%	$114,750,000
Citibank, N.A.	6.7500000%	$114,750,000
Barclays Bank PLC	6.7500000%	$114,750,000
Capital One, National Association	6.7500000%	$114,750,000
Toronto Dominion (New York) LLC	4.4250000%	$75,225,000
Comerica Bank	4.4250000%	$75,225,000
BMO Harris Bank N.A.	4.4250000%	$75,225,000
U.S. Bank National Association	4.4250000%	$75,225,000
Credit Suisse AG, Cayman Islands Branch	4.4250000%	$75,225,000
The Bank of Nova Scotia	4.4250000%	$75,225,000
Branch Banking and Trust Company	3.3000000%	$56,100,000
Canadian Imperial Bank of Commerce, New York Branch	3.3000000%	$56,100,000
KeyBank National Association	3.3000000%	$56,100,000
ABN AMRO Capital USA LLC	3.3000000%	$56,100,000
PNC Bank, National Association	3.3000000%	$56,100,000
Sumitomo Mitsui Banking Corporation	3.3000000%	$56,100,000
Fifth Third Bank	3.3000000%	$56,100,000
Guaranty Bank and Trust Company	0.6000000%	$10,200,000
TOTAL	100.000000000%	$1,700,000,000.00

SCHEDULE 1.01